Page 1
                               BROKER DEALER NAME
                                    10/04/07

                                  BROKER-DEALER
                        MARKETING AND SERVICING AGREEMENT
                                       FOR
                             VARIABLE LIFE CONTRACTS

This Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts (the "Agreement") is dated this ______ day of ________________, 2007 by and between Princor Financial Services Corporation ("Princor"), and Principal Life Insurance Company (the "Insurer"), respectively the distributor and issuer for and of the Policies hereinafter described, and BROKER DEALER ( "Broker-Dealer") (individually, a "Party" and collectively, the "Parties") The Parties enter into this Agreement for the purpose of appointing the Broker-Dealer to perform the services hereunder described, subject to the following provisions:

1. Except as otherwise provided below, Princor hereby appoints the Broker-Dealer to provide sales assistance with respect to, and to cause applications to be solicited for the purchase of variable life policies issued by the Insurer (the "Policies" or "Policy"). Broker-Dealer accepts such appointment and agrees to use its best efforts to provide sales assistance to registered representatives of the Broker-Dealer and to cause applications for the purchase of Policies to be solicited by such registered representatives. Broker-Dealer agrees to pay a commission to such registered representatives. Commissions will be paid to the registered representative's broker-dealer of record.

     Insurer represents that the Policies, including any related separate accounts, shall comply with the registration and other applicable requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "40 Act") and the rules and regulations thereunder, including the terms of any order of the Securities and Exchange Commission (the "SEC") with respect thereto. Insurer further represents that the Policy prospectuses included in the Insurer's registration statement, post-effective amendments, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain all statements and information required to be stated therein by the 1933 Act and in all respects conform or will conform to the requirements thereof, and no prospectus, nor any supplement thereof, includes or will include any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the foregoing representations shall not apply to information contained in or omitted from any prospectus or supplement in reliance upon and in conformity with written information furnished to the Insurer by the Broker-Dealer specifically for use in preparation thereof. The foregoing representations also shall not apply to information contained in or omitted from any prospectus or supplement of any underlying mutual fund.

2. The Broker-Dealer will promptly forward to the appropriate office of Princor, or its authorized designee, all Policy applications along with other documents, if any, and any payments received with such applications and will have no rights of set off for any reason. Any Policy application which is rejected, together with any payment made and other documents submitted, shall be returned to the Broker-Dealer.

3. Insurer, on behalf of Princor, shall pay compensation to Broker-Dealer as set out in Exhibits A through F, attached to this Agreement; provided, however, that Princor and Insurer reserve the right to revise the payments for services described in the Exhibits to this Agreement at any time upon the mailing of written notice to Broker-Dealer. Broker-Dealer agrees to return promptly to Insurer all compensation received for any Policy returned within the "free look" period as specified in the Policy.

4. In those states where Broker-Dealer cannot obtain an insurance license, Broker-Dealer represents and warrants that: it will effect the sale of the Policy through a validly licensed insurance representative ("Compensation Representative") who has entered into an agreement with Broker-Dealer for this purpose; it authorizes Insurer to pay any compensation owed to Broker-Dealer from sales of a Policy to such Compensation Representative; it remains fully responsible for recordkeeping and supervision of the solicitation and/or sale of the Policy; all compensation received by Compensation Representative in accordance with this section will be distributed by Compensation Representative only to duly licensed and registered representatives who have been appointed by the Insurer to solicit for applications for the Policies.

5. Broker-Dealer represents that it is a registered broker-dealer under the Securities Exchange Act of 1934, a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is registered as a broker-dealer under state law to the extent required in order to provide the services described in this Agreement. Broker-Dealer agrees to abide by all rules and regulations of the NASD Regulation, Inc. ("NASDR"), including its Conduct Rules, and to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting the sale of the Policies, including the prospectus delivery requirements under the 1933 Act for the Policies and any underlying mutual fund. The Broker-Dealer is responsible for prospectus delivery requirements only on initial sale. The Insurer and underwriter will be responsible for prospectus delivery annually after the original sale.

     Broker-Dealer agrees to notify Princor promptly of any change, termination, or suspension of its status as a broker-dealer or NASD member. Broker-Dealer shall immediately notify Princor with respect to i) the initiation and disposition of any form of disciplinary action by the NASDR or any other agency or instrumentality having jurisdiction with respect to the subject matter hereof against Broker-Dealer or any of its representatives, employees or agents; ii) the issuance of any form of deficiency notice made part of the public record by the NASDR or any such agency regarding Broker-Dealer's training, supervision or sales practices; and/or iii) the effectuation of any consensual order with respect thereto.

6. In connection with the solicitation of applications for the purchase of Policies, Broker-Dealer agrees to indemnify and hold harmless Princor and the Insurer from any damage or expense as a result of (a) the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or agent of the Broker-Dealer and/or (b) any actual or alleged violation of any securities or insurance laws, regulations or orders and/or (c) any actual or alleged obligation of the Compensation Representative under terms of the agreement between the Broker-Dealer and the Compensation
     Representative, including claims by one or more of the Broker-Dealer's representatives for compensation due or to become due on account of such representatives' sales of the Policy and any claims or controversy between Broker-Dealer and Compensation Representative as to rights to compensation. Any indebtedness or obligation of the Broker-Dealer to Princor or the Insurer, whether arising hereunder or otherwise, and any liabilities incurred or moneys paid by Princor or the Insurer to any person as a result of any misrepresentation, wrongful or unauthorized act or omission, negligence of or failure of Broker-Dealer or its employees, producers, and registered representatives to comply with this Agreement, shall be set off against any compensation payable under this Agreement. Notwithstanding the foregoing, Broker-Dealer shall not indemnify and hold harmless Princor and the Insurer from any damage or expense on account of the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or producer of Broker-Dealer if such negligence, misconduct or wrongful act arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by Princor or the Insurer for use in conjunction with the offer or sale of Policies, or (iii) any state registration or other document filed in any state or jurisdiction in order to qualify any Policies under the securities laws of such state or jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

7. In connection with the solicitation of applications for the purchase of Policies, Princor and the Insurer agree to indemnify and hold harmless Broker-Dealer from any damage or expense on account of the negligence, misconduct or wrongful act of Princor or the Insurer or any employee, representative or producer of Princor or the Insurer, including but not limited to, any damage or expense which arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by Princor or the Insurer for use in conjunction with the offer or sale of the Policies; or
     (iii) any state registration or other document filed in any state or other jurisdiction in order to qualify any Policy under the securities laws of such state or jurisdiction and/or any actual or alleged violation of any securities or insurance laws, regulations or orders. The terms of this provision shall not be impaired by termination of this Agreement.

8. The Broker-Dealer will itself be, or will select persons associated with it who are trained and qualified to solicit applications for purchase of Policies in conformance with applicable state and federal laws. Any such persons shall be registered representatives of the Broker-Dealer in accordance with the rules of the NASDR, be licensed to offer the Policies in accordance with the insurance laws of any jurisdiction in which such person solicits applications and be licensed with and appointed by the Insurer to solicit applications for the Policies. Broker-Dealer will supervise its representatives to insure that purchase of a Policy is not recommended to an applicant in the absence of reasonable grounds to believe that the purchase of a Policy is suitable for that applicant. Broker-Dealer shall pay the fees to regulatory authorities in connection with obtaining necessary securities licenses and authorizations for registered representatives to solicit applications for the purchase of Policies. Insurer is responsible for fees in connection with the appointment of registered representatives as producers of the Insurer.

9. The activities of all registered representatives, employees and agents (the"producers") will be under the direct supervision and control of the Broker-Dealer. The right of producers to solicit applications for the purchase of Policies is subject to their continued compliance with the rules and procedures which may be established by the Broker-Dealer, or the Insurer, including, but not limited to, those set forth in this Agreement.

10. The Broker-Dealer shall ensure that applications for the purchase of Policies are solicited only in the states where the Policies are qualified for sale, and only in accordance with the terms and conditions of the then current prospectus applicable to the Policies and will make no representations not included in the prospectus, Statement of Additional Information, or in any authorized supplemental material supplied by Princor. With regard to the Policies, the Broker-Dealer shall not use or permit its producers to use any sales promotion materials or any form of advertising other than that supplied or approved by Princor. The Insurer and Princor shall provide only approved supplemental material, advertising and sales materials, including illustrations, for Broker-Dealer use.

11. Broker-Dealer shall ensure that the prospectus delivery requirements under the 1933 Act and all other applicable securities and insurance laws, rules and regulations are met and that delivery of any prospectus for the Policies will be accompanied by delivery of the prospectus for the underlying mutual funds, and, where required by state law, the Statement of Additional Information for the underlying mutual funds. The Insurer or Princor shall inform the Broker-Dealer of those states which require delivery of a Statement of Additional Information with the prospectus on initial sale.


12. Broker-Dealer understands and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent contractor and not as an agent or employee of Princor or the Insurer and that it is not authorized to act for, or make any representation on behalf of, Princor or the Insurer except as specified herein. Broker-Dealer understands and agrees that the Insurer shall execute telephone transactions only in accordance with the terms and conditions of the then current prospectus applicable to the Policies and agrees that in consideration for the Broker-Dealer's right to exercise the telephone transaction services neither Princor nor the Insurer will be liable for any loss, injury or damage incurred as a result of acting upon, nor will they be held responsible for the authenticity of any telephone instructions containing unauthorized, incorrect or incomplete information. Broker-Dealer agrees to indemnify and hold harmless Princor and the Insurer against any loss, injury or damage resulting from any telephone transactions instruction containing unauthorized, incorrect or incomplete information received from Broker-Dealer or any of its registered representatives. (Telephone instructions are recorded on tape.)

13. This Agreement may not be assigned by the Broker-Dealer without the prior written consent of Princor.

14. Any Party hereto may cancel this Agreement at any time upon written notice. This Agreement shall automatically terminate if Broker-Dealer voluntarily or involuntarily ceases to be or is suspended from being, a member in good standing of the NASD. In addition, Princor and Insurer reserve the right to terminate this Agreement in the event that any registered representative, employee or agent of Broker-Dealer is suspended, disciplined or found to be in violation of governing insurance or securities laws, rules or regulations. Failure of any party to terminate this Agreement for any of the causes set forth in this Agreement shall not constitute a waiver of the right to terminate this Agreement at a later time for any such causes.

15. Confidentiality. Each Party acknowledges that, in the course of performing its duties under this Agreement or otherwise, it may receive or learn information about individuals who have applied for or purchased financial products or financial services from the other Party, including, but not limited to, personal, financial and/or health information ("Confidential Information"). Each Party agrees that it will not use or disclose to any affiliate or third party, either orally or in writing, any Confidential Information of the other Party for any purpose other than the purpose for which the Confidential Information was provided to that Party. Without limiting any of the foregoing, each Party agrees to take all precautions that are reasonably necessary to protect the security of the other Party's Confidential Information. Each Party agrees to restrict access to the other Party's Confidential Information to those employees who need to know that information to perform their duties under this Agreement. Each Party further agrees that, upon request of the other Party, it will return to the Party making such request all tangible items containing any Confidential Information of the other Party, including all copies, abstractions and compilations thereof, without retaining any copies of the items required to be returned. The obligations of this paragraph extend to the employees, agents, affiliates and contractors of each Party, and each Party shall inform such persons of their obligations hereunder.

     Notification obligation. Each Party shall, upon learning of any unauthorized disclosure or use of any of the other Party's Confidential Information, notify the other Party promptly and cooperate fully with such Party to protect such Confidential Information.

     Disclosure required by law. If Broker-Dealer believes it is required by law or by a subpoena or court order to disclose any Confidential Information, Broker-Dealer, prior to any disclosure, shall promptly notify Insurer in writing attaching a copy of the subpoena, court order or other demand and shall make all reasonable efforts to allow Insurer an opportunity to seek a protective order or other judicial relief.

     Non-restricted information. Except as stated in the final sentence of this paragraph, nothing in this Agreement shall be construed to restrict disclosure or use of information that: (a) was in the possession of or rightfully known by the recipient, without an obligation to maintain its confidentiality, prior to receipt from the other Party; (b) is or becomes generally known to the public without violation of this Agreement; (c) is obtained by the recipient in good faith from a third party having the right to disclose it without an obligation of confidentiality; (d) is independently developed by the receiving party without the participation of individuals who have had access to the other Party's confidential or proprietary information. The Parties acknowledge that certain laws governing Confidential Information about individuals are more restrictive than the foregoing statements and they agree to comply in all respects with such laws.

     Compliance with law. Each Party agrees, In connection with its performance under this Agreement, to comply with all applicable laws, including but not limited to laws protecting the privacy of non-public personal information about individuals.

     Survival. The provisions of this Agreement relating to confidentiality shall survive termination or expiration of this Agreement.

16. This Agreement on the part of the Broker-Dealer runs to Princor and the Insurer and is for the benefit of and enforceable by each. We may modify this Agreement at any time by written notice to you. Any notice shall be deemed to have been given on the date upon which it was either delivered personally or by fax or e-mail transmission to the other party or to any office or member thereof, or was mailed post-paid to his or its address as shown herein.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

18. Anti-Money Laundering and Know Your Customer Compliance: The parties acknowledge that they are financial institutions subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the "AML Acts"), which require, among other things, that financial institutions adopt compliance programs to guard against money laundering. Princor and Broker-Dealer further acknowledge that they are in compliance and will continue to comply with the AML Acts and applicable anti-money laundering rules of self-regulatory organizations, including Rule 3011 of the NASD, in all relevant respects. Broker-Dealer represents that, in compliance with applicable laws and rules, it has adopted a Customer Identification Program and further covenants and agrees that it will verify the identity of each of its customers who purchases a Policy from Broker-Dealer's registered representatives. Each of the parties hereto further acknowledges that it has a current 314(b) notice on file with FinCEN in accordance with section 314(b) of the USA Patriot Act and agrees to refile such notice annually (or as otherwise required to remain current in accordance with applicable regulations) during the term of this Agreement.

This Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts is agreed to as of the date shown on the first page of the Agreement by


BROKER DEALER NAME

By:
     ------------------------------------------------


Title: __________________________________

Date: ___________________________________






Princor Financial Services Corporation


By: ____________________________________
       Marty Richardson
         Operations Officer

Date: __________________________________


Principal Life Insurance Company


By:
    -------------------------------------------------
       Beth Olson
       Sales Support Officer - Marketer Services

Date:
      -----------------------------------------------

                        EXHIBIT A - Compensation Schedule
                             For VUL Accumulator II

Insurance Company or Distributor ("we") will pay compensation on premiums we receive on sales of VUL Accumulator II ("Policy") made pursuant to the Agreement according to the schedule below. We will pay compensation only if the Policy is in effect and this Agreement is in effect and active.

We may, by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

The date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium will be set forth in the illustration.

First Year Commissions
1. We will pay first year commissions of 50% on received premiums up to the target premium amount. If VUL Accumulator II is sold with the Accounting Benefit Rider, we will reduce the first year commissions to 30% on received premiums up to the target premium amount.

2. We will pay first year commissions of 2.5% on received premiums in excess of the target premium amount.

 Renewal Commissions
 We will pay renewal commissions of 2.5% on all premiums received in Policy Years 2-5.

Trail Compensation (Asset Based Compensation)
We will pay Trail Compensation commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of Trail Compensation will be based on the Policy's net policy value ("NPV") as shown in the following table:



================= =================================== ============================================================================
YEAR              TOTAL % NPV TRAIL COMPENSATION      BREAKDOWN OF NPV TRAIL COMPENSATION
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
6-10              0.25%                               o        0.15%* vested to original selling agent
                                                      o        0.10%* non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
11+               0.15%                               o        0.10%* vested to original selling agent
                                                      o        0.05%* non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

*One fourth of the annual Trail Compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6.

Servicing agent means the agent appointed by us and accepted by the policyowner as its servicing agent. If the policyowner requests a change in the Servicing Agent or if we decide that a change would be in the best interests of the policyowner, the service fees will be paid to the new Servicing Agent.

Compensation on Increases
Increase is defined as a face amount increase. We will compare the increased face amount of a Policy against the highest face amount of the Policy over the latest three-year period to determine if there is a Policy face amount increase in the current year.

We will pay first year commissions at the rates set forth above on those premiums received in the first 12 months following the date of a face amount increase that are greater than the premiums on which first year commissions were previously paid. The maximum premium on which the target first year commission rate will be paid is the total target premium of the Policy after a face amount increase has occurred.

Cost of living increases are not paid to a producer if the producer's contract terminates. Cost of living increases will be paid to the Servicing Agent.

Compensation Where VUL Accumulator II Replaces Other Life Policies Issued by Insurance Company

-------------------------------------------------------------------------------

A. First year commission: We will pay first year commissions ("FYC") on a new VUL Accumulator II Policy (the "Replacement Policy") that replaces an existing life policy issued by Insurance Company (the "Replaced Policy") in an amount that is the sum of 1, 2 and 3 below:

         1. On the Amount of Replaced Policy Premiums Received:

               We will pay first year commissions on the amount of Replaced Policy Premiums as follows:



   -------------------------------------------------------------- -----------------------------------------------------------------
   Type of Replacement                                            Compensation Rate
   -------------------------------------------------------------- -----------------------------------------------------------------
   -------------------------------------------------------------- -----------------------------------------------------------------
   Permanent to Permanent in Policy Years                         2.5% on all Replaced Policy Premium amounts
   1-4
   -------------------------------------------------------------- -----------------------------------------------------------------
   -------------------------------------------------------------- -----------------------------------------------------------------
   Permanent to Permanent in Policy Years 5 and later             20% of the FYC rates set forth above up to target premium of the Replacement Policy; 2.5% on premiums in excess of target premium of the Replacement Policy
   -------------------------------------------------------------- -----------------------------------------------------------------
   -------------------------------------------------------------- -----------------------------------------------------------------
   Term to Permanent                                              100% of the FYC rates set forth above for premium received up to and in excess of target premium of the Replacement Policy
   -------------------------------------------------------------- -----------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------


   Permanent - includes all other life products available for sale that are not Term products.
   Term - includes Term-Other (10 year term or 20 year term), Term-ART (Annually Renewable Term) or any other product classified as Term.

         2. On the Amount of Replacement Policy Premiums in excess of the Amount of Replaced Policy Premium

               We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premiums (excluding the cash value transfer) that exceed the amount of Replaced Policy premiums. "Target premium" shall refer to the target premium of the Replacement Policy.

         3. On the Amount of cash values conserved and transferred into the Replacement Policy:

o        3% of cash values transferred from a non-updated policy
o        1% of cash values transferred from an updated policy

              In situations where a policy loan is carried over to the Replacement Policy, no commission will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B. Renewal Commissions and Trail Compensation. We will pay renewal commissions at the rates set forth above on all premiums received in Policy Years 2-5 and trail compensation at the rates set forth above in Policy Years 6 and later.

C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations, as defined by the Insurance Company, involving replacement of life policies issued by Insurance Company, Insurance Company reserves the right to modify commissions payable on replacements outlined above.

First Year Commission Charge Back
Commission charge back for Policies with face amounts of $500,000 or greater and with a face amount reduction of 35% or more is based on a decreasing scale over a period of five years. The first year commissions are reduced if the following occurs:

o The illustration shows face amount decrease(s) greater than 35% of the total face value or; o The cumulative face amount decreases(s) are greater than 35% of the total face amount and; o The total face amount is greater than or equal to $500,000.




First year commissions will be reduced by taking the difference between the commission paid and the commission that would have been paid had the face amount been issued at the decreased amount, multiplied by the appropriate percentage of commission reduction listed in the table below:


===================== ================= ================== ================== ================== ================== ===============
   Issue/Increase          Year 1            Year 2             Year 3             Year 4             Year 5           Year(s) 6+
      Duration
--------------------- ----------------- ------------------ ------------------ ------------------ ------------------ ---------------
--------------------- ----------------- ------------------ ------------------ ------------------ ------------------ ---------------
 Percentage of FYC    N/A*                     80%                60%                40%                20%             No Charge
     Reduction
===================== ================= ================== ================== ================== ================== ===============


*Face Amount decreases are not allowed in Policy Year 1.

The face amount at issue and each increase in face amount has its own five-year commission chargeback schedule. A face amount decrease, processed the same year as a face amount increase, large enough to cancel out the increase, automatically reverses the first year commission paid on the increase.

Face amount increases or decreases that are a result of partial surrenders or death benefit option charges are not applicable when assessing commission charge backs.

                                    EXHIBIT B
                         Compensation Schedule for SVUL

Principal Life Insurance Company ("Insurance Company") and/or Princor Financial Services Corporation ("Distributor") (collectively "we" or "us") will pay compensation on premiums we receive on sales of Survivor Variable Universal Life ("SVUL" or "Policy") made pursuant to the Agreement according to the schedule below. We will pay compensation only if the Policy is in effect and this Agreement is in effect and active.

We may, by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

The date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium for the Policy is based on the joint equivalent age (JEA) of the insured lives, which may take into account the age, gender and underwriting classification of each insured. The target premium will be set forth in the illustration.


First Year Commissions

     1. We will pay first year commissions of 50% on received premiums up to the target premium amount.

     2. We will pay first year commissions of 3% on received premiums in excess of the target premium amount.

 Renewal Commissions
 We will pay renewal commissions of 2% on all received premiums in Policy Years 2-10.

Service Fees
 We will pay service fees of 1% on all received premiums in Policy Years 2 and later to the Servicing Agent.

Servicing Agent means the agent appointed by us and accepted by the policyowner as its servicing agent. If the policyowner requests a change in the Servicing Agent or if we decide that a change would be in the best interests of the policyowner, the service fees will be paid to the new Servicing Agent.

Compensation on Increases
Increase is defined as a face amount increase. We will compare the increased face amount of a Policy against the highest face amount of the Policy over the latest three-year period to determine if there is a Policy face amount increase in the current year.

We will pay first year commissions at the rates set forth above on those received premiums in the first 12 months following the date of a face amount increase that are greater than the premiums on which first year commissions were previously paid. The maximum premium on which the target first year commission rate will be paid is the total target premium of the Policy after a face amount increase has occurred

Compensation Where SVUL Replaces Other Life Policies Issued by Insurance Company
A. First year commission: We will pay first year commissions ("FYC") on a new SVUL Policy (the "Replacement Policy") that replaces an existing life policy issued by Insurance Company (the "Replaced Policy") in an amount that is the sum of 1, 2 and 3 below:

         1. On the Amount of Replaced Policy Premiums Received:

               We will pay first year commissions on the amount of Replaced Policy Premiums as follows:



---------------------------------------------- -----------------------------------------------------------------------------------
Type of Replacement                            Compensation Rate
---------------------------------------------- -----------------------------------------------------------------------------------
---------------------------------------------- -----------------------------------------------------------------------------------
Permanent to Permanent in Policy Years         2% on all Replaced Policy Premium amounts
1-4
---------------------------------------------- -----------------------------------------------------------------------------------
---------------------------------------------- -----------------------------------------------------------------------------------
Permanent to Permanent in Policy Years 5 and 20% of the FYC rates set forth above up to target premium of the Replacement Policy; later 3% on premiums in excess of target premium of the Replacement Policy
---------------------------------------------- -----------------------------------------------------------------------------------
---------------------------------------------- -----------------------------------------------------------------------------------
Term to Permanent                              100% of the FYC rates set forth above for premium received up to and in excess of target premium of the Replacement Policy



Permanent - includes all other life products available for sale that are not Term products.
Term - includes Term-Other (10 year term or 20 year term), Term-ART (Annually Renewable Term) or any other product classified as Term.

          2. On the Amount of Replacement Policy Premiums in excess of the Amount of Replaced Policy Premium

          We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premiums (excluding the cash value transfer) that exceed the amount of Replaced Policy premiums. "Target premium" shall refer to the target premium of the Replacement Policy.

          3. On the Amount of cash values conserved and transferred into the Replacement Policy:

               o    3% of cash values transferred from a non-updated policy
               o    1% of cash values transferred from an updated policy

     In situations where a policy loan is carried over to the Replacement Policy, no commission will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.   Renewal Commissions and Service Fees
     We will pay renewal commissions at the rates set forth above on all received premiums in Policy Years 2-10 and service fees at the rates set forth above in Policy Years 2 and later.

C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations, as defined by the Insurance Company, involving replacement of life policies issued by Insurance Company, Insurance Company reserves the right to modify commissions payable on replacements outlined above.

First Year Commission Charge Back
Commission charge back for Policies with face amounts of $500,000 or greater and with a face amount reduction of 35% or more is based on a decreasing scale over a period of five years. The first year commissions are reduced if the following occurs:

o The illustration shows face amount decrease(s) greater than 35% of the total face value or; o The cumulative face amount decreases(s) are greater than 35% of the total face amount and; o The total face amount is greater than or equal to $500,000.

First year commissions will be reduced by taking the difference between the commission paid and the commission that would have been paid had the face amount been issued at the decreased amount, multiplied by the appropriate percentage of commission reduction listed in the table below:



===================== ================= ================== ================== ================== ================== ===============
   Issue/Increase          Year 1            Year 2             Year 3             Year 4             Year 5           Year(s) 6+
      Duration
--------------------- ----------------- ------------------ ------------------ ------------------ ------------------ ---------------
--------------------- ----------------- ------------------ ------------------ ------------------ ------------------ ---------------
 Percentage of FYC    N/A*                     80%                60%                40%                20%             No Charge
     Reduction
===================== ================= ================== ================== ================== ================== ===============
*Face Amount decreases are not allowed in Policy Year 1.



The face amount at issue and each increase in face amount has its own five-year commission chargeback schedule. A face amount decrease, processed the same year as a face amount increase, large enough to cancel out the increase, automatically reverses the first year commission paid on the increase.

Face amount increases or decreases that are a result of partial surrenders or death benefit option charges are not applicable when assessing commission charge backs.

                                    EXHIBIT C
                         Expense Reimbursement Schedule


Principal Life Insurance Company ("Insurance Company") and/or Princor Financial Services Corporation ("Distributor") (collectively "we" or "us") will reimburse the Broker-Dealer for expenses incurred by it on sales of certain Policies made pursuant to the Agreement. The Policies and rates are set forth in the schedule below.

We may, by written notice to you, (1) change this expense reimbursement schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation or expense reimbursements on Policies issued in exchange for previously issued Policies.

New York Insurance Department Limitations
Broker-Dealer and we agree that the maximum payment under this Agreement shall be subject to the terms of a plan we submitted to and was approved by the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. Any amounts paid by us to you that are deemed to exceed the maximum amount permissible shall become a debt from you to us. We reserve the right to set-off any such indebtedness against any amount payable under this Agreement or any other contract you have with us or any of our affiliates.

Expense Reimbursement Amounts
We agree to pay you an expense reimbursement allowance on premiums received during the first Policy year as follows:



               ======================= ========================================================================================

                      PRODUCT                                             EXPENSE ALLOWANCE
               ----------------------- ----------------------------------------------------------------------------------------
               ----------------------- ----------------------------------------------------------------------------------------
               VUL                     Accumulator II 25% of premiums we receive
                                       up to the target premium. Allowance is
                                       reduced to 15% if Accounting Benefit
                                       Rider (ABR) is used.

               ----------------------- ----------------------------------------------------------------------------------------
               ----------------------- ----------------------------------------------------------------------------------------
               SVUL                    25% of premiums we receive up to target premium.

               ----------------------- ----------------------------------------------------------------------------------------
               ----------------------- ----------------------------------------------------------------------------------------
               Executive VUL           3% of premium we receive up to the target premium.

               ----------------------- ----------------------------------------------------------------------------------------
               ----------------------- ----------------------------------------------------------------------------------------
               Benefit VUL             5% of premium we receive up to the target premium.
                                       Allowance is reduced to 3% if the


Accounting Benefit Rider (ABR) is used.

               ----------------------- ----------------------------------------------------------------------------------------
               ----------------------- ----------------------------------------------------------------------------------------
               VUL Income              25% of premiums we receive up to the target premium.

               ----------------------- ----------------------------------------------------------------------------------------
               ----------------------- ----------------------------------------------------------------------------------------

               VUL Income Plus 15% of premiums we receive up to the target premium.

               ======================= ========================================================================================


                                    EXHIBIT D
                     Compensation Schedule For Executive VUL

Principal Life Insurance Company ("Insurance Company") and/or Princor Financial Services Corporation ("Distributor") (collectively "we" or "us") will pay compensation on premiums we receive on sales of Executive VUL ("Policy") made pursuant to the Agreement according to the schedule below. We will pay compensation only if the Policy is in effect and this Agreement is in effect and active.

We may, by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

The date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

First Year Commissions

     1. We will pay first year commissions of 12% on received premiums up to the target premium amount.

     2. We will pay first year commissions of 1% on received premiums in excess of target premium amount.

     3. No first year commission will be paid on external exchange/rollover monies received that are in excess of target premium amount.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender and underwriting classification. The target premium will be set forth in the illustration.

Renewal Commissions
We will pay a renewal commission of 4.25% on received premiums up to the target premium amount and 1.5% of received premiums in excess of the target premium amount in Policy Years 2-5. We will pay a renewal commission of 1.5% on received premiums up to target premium amount and 0% on received premiums in excess of the target premium amount in Policy Years 6-10.

Trail Compensation (Asset Based Compensation)
We will pay Trail Compensation commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of Trail Compensation will be based on the Policy's net policy value ("NPV") as shown in the following table:



================= =================================== ============================================================================
YEAR              TOTAL % NPV TRAIL COMPENSATION      BREAKDOWN OF NPV TRAIL COMPENSATION
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
6+                0.075%                              o        0.050%* vested to original selling agent
                                                      o        0.025%* non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
*One fourth of the annual Trail Compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6.
==================================================================================================================================


Servicing agent means the agent appointed by us and accepted by the policy owner as its servicing agent. If the policy owner requests a change in the Servicing Agent or if we decide that a change would be in the best interests of the policy owner, the service commissions will be paid to the new Servicing Agent.

Compensation on Increases
Most underwritten increases in face will result in first year commissions for premium attributable to the face increase. We allow up to 12 months from the effective date of an underwritten face increase to pay first year commissions. Non-underwritten increases in face due to preferred MEC underwriting rules will not receive first year commissions (i.e. no new target premium is generated). We will compare the increased face amount of the policy against the highest face amount over the lifetime to determine if there is a face amount increase during the current year. If so, a new target premium is based on the face amount increase above the highest lifetime face amount, which may or may not equal the requested face increase. If the new resulting face amount is less than the highest face amount over the lifetime, no new target premium is calculated. To determine first year commissions versus renewals, premiums paid are split in proportion to the target premium of each face increase.

Compensation Where Executive VUL Replaces Other Life Policies Issued by Insurance Company

A. First Year Commissions. We will pay first year commissions on a new Executive VUL Policy (the "Replacement Policy") that replaces an existing life policy issued by Insurance Company (the "Replaced Policy") as follows:

     1. On the Amount of Replaced Policy Premiums Received:

         We will pay first year commissions on the amount of Replaced Policy Premiums received (excluding the cash value transfer) as follows:

          a. 3% on received premiums up to the target premium amount b. 1.5% on received premiums in excess of the target premium amount.


     2. On the Amount of Replacement Policy Premiums Received in excess of the Amount of Replaced Policy Premium

         We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premiums received (excluding the cash value transfer) that exceeds the amount of Replaced Policy premiums. "Target premium" shall refer to the target premium of the Replacement Policy.

         In situations where a policy loan is carried over to the Replacement Policy, no commission will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B. Renewal Commissions and Trail Compensation 1. On the Amount of Replaced Policy Premiums Received:

         We will pay renewal commissions of 3% on received premium up to the target premium amount and 1.5% on received premiums in excess of the target premium amount in Policy Years 2-5. We will pay renewal commissions at the rates set forth above on all received premiums in Policy Years 6-10. We will pay trail compensation on all received premiums at the rates set forth above in Policy Years 6 and later.

     2. On the Amount of Replacement Policy Premiums in excess of the Amount of Replaced Policy Premium

         We will pay renewal commissions at the rates set forth above on all received premiums in Policy Years 2-10. We will pay Trail Compensation at the rates set forth above on all received premiums in Policy Years 6 and later.

C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations, defined by Insurance Company, involving replacement of life policies issued by Insurance Company, Insurance Company reserves the right to further modify commissions payable on replacements outlined above.

E. Commission Charge-back. A three-year commission charge-back as stated in the table below is applicable if the Policy lapses, is surrendered or terminates (other than death) in the first three Policy Years.



                    ======================= ===================================================
                         Policy Year              Percent of First Year Commission Paid
                    ----------------------- ---------------------------------------------------
                    ----------------------- ---------------------------------------------------
                              1                                    100
                    ----------------------- ---------------------------------------------------
                    ----------------------- ---------------------------------------------------
                              2                                     68
                    ----------------------- ---------------------------------------------------
                    ----------------------- ---------------------------------------------------
                              3                                     38
                    ======================= ===================================================


                         EXHIBIT E Compensation Schedule
                                 For Benefit VUL

Principal Life Insurance Company ("Insurance Company") and/or Princor Financial Services Corporation ("Distributor") (collectively "we" or "us") will pay compensation on premiums we receive on sales of Benefit VUL ("Policy") made pursuant to the Agreement according to the schedule below. We will pay compensation only if the Policy is in effect and this Agreement is in effect and active.

We may, by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

The date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

First Year Commissions

     1. We will pay first year commissions of 50% on received premiums up to the target premium amount. If Benefit VUL is sold with the Accounting Benefit Rider ("ABR"), we will reduce the first year commissions to 20% on received premiums up to the target premium amount.

     2. We will pay first year commissions of 3% on received premiums in excess of the target premium amount.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender and underwriting classification. The target premium will be set forth in the illustration.

Renewal Commissions

     1. We will pay a renewal commission of 2% on all received premiums in Policy Years 2 and later.

     2. If Benefit VUL is sold with the ABR, we will pay a renewal commission of 12% on received premiums up to the target premium amount, and 2% on received premiums in excess of the target premium amount in Policy Years 2-4. We will pay a renewal commission of 2% on all received premiums in Policy Years 5 and later.

Service Fees
We will pay service fees of 0.5% on all received premiums in Policy Years 2 and later to the Servicing Agent.

Servicing agent means the agent appointed by us and accepted by the policy owner as its servicing agent. If the policy owner requests a change in the Servicing Agent or if we decide that a change would be in the best interests of the policy owner, the service fees will be paid to the new Servicing Agent.

Compensation on Increases
Most underwritten increases in face will result in first year commissions for premium attributable to the face increase. We allow up to 12 months from the effective date of an underwritten face increase to pay first year commissions. Non-underwritten increases in face due to preferred MEC underwriting rules will not receive first year commissions (i.e. no new target premium is generated). We will compare the increased face amount of the Policy against the highest face amount over the lifetime to determine if there is a face amount increase during the current year. If so, a new target premium is based on the face amount increase above the highest lifetime face amount, which may or may not equal the requested face increase. If the new resulting face amount is less than the highest face amount over the lifetime, no new target premium is calculated. To determine first year commissions versus renewals, premiums paid are split in proportion to the target premium of each face increase.

Compensation Where Benefit VUL Replaces Other Life Policies Issued by Insurance Company

A. First Year Commissions. We will pay first year commissions on a new Benefit VUL Policy (the "Replacement Policy") that replaces an existing life policy issued by Insurance Company (the "Replaced Policy") as follows:

     1.   On the Amount of Replaced Policy Premiums Received:

         We will pay first year commissions of 3% on the amount of Replaced Policy Premiums received (excluding the cash value transfer).

     2. On the Amount of Replacement Policy Premiums Received in excess of the Amount of Replaced Policy Premium

         We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premiums received (excluding the cash value transfer) that exceeds the amount of Replaced Policy premiums. "Target premium" shall refer to the target premium of the Replacement Policy.

         In situations where a policy loan is carried over to the Replacement Policy, no commission will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

Renewal Commissions and Service Fees
     We will pay renewal commissions and service fees at the rates set forth above on all received premiums in Policy Years 2 and later.

     If the Replacement Policy is issued with ABR, we will pay renewal commissions of 2% on Replaced Policy Premiums received in Policy Years 2-4. We will pay renewal commissions at the rates set forth above on the amount of Replacement Policy Premiums (excluding the cash value transfer) that exceed the amount of Replaced Policy Premiums received in Policy Years 2-4. We will pay renewal commissions at the rates set forth above on all received premiums in Policy Years 5 and later. We will pay service fees at the rates set forth above on all received premiums in Policy Years 2 and later.

     "Target  premium"  shall refer to the target  premiums  of the  Replacement
     Policy

B. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

C. For special situations defined by Insurance Company involving replacement of life policies issued by Insurance Company, Insurance Company reserves the right to further modify commissions payable on replacements outlined above.

D. Commission Charge-back (only applicable if the ABR is present). A three-year commission charge-back as stated in the table below is applicable if the Policy lapses, is surrendered or terminates (other than death) in the first three Policy Years.



                  ========================= =============================================================
                        Policy Year                    Percent of First Year Commission Paid
                  ------------------------- -------------------------------------------------------------
                  ------------------------- -------------------------------------------------------------
                             1                                          100
                  ------------------------- -------------------------------------------------------------
                  ------------------------- -------------------------------------------------------------
                             2                                           68
                  ------------------------- -------------------------------------------------------------
                  ------------------------- -------------------------------------------------------------
                             3                                           38
                  ========================= =============================================================



                                    EXHIBIT F
            Compensation Schedule For VUL Income and VUL Income Plus


Insurance Company or Distributor ("we") will pay compensation on premiums we receive on sales of VUL Income and VUL Income with Surrender Charge Adjustment Rider ("VUL Income Plus") (individually "Policy" and together "Policies") made pursuant to the Agreement according to the schedule below. (The Surrender Charge Adjustment Rider cannot be added to an existing VUL Income Policy.) We will pay compensation only if the Policy is in effect and this Agreement is in effect and active.

We may, by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

The date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium will be set forth in the illustration.

First Year Commissions - VUL Income

     1. We will pay first year commissions of 50% on received premiums up to the target premium amount.

     2. We will pay first year commissions of 2.5% on received premiums in excess of the target premium amount.

First Year Commissions - VUL Income Plus

     1. We will pay first year commissions of 20% on received premiums up to the target premium amount.

     2. We will pay first year commissions of 2.5% on received premiums in excess of the target premium amount.

 Renewal Commissions - VUL Income
 We will pay renewal commissions of 2.5% on all received premiums in Policy Years 2-5.

Renewal Commissions - VUL Income Plus
We will pay renewal commissions of 12.5% on premiums up to the target premium amount and 2.5% on premiums in excess of the target premium amount received in Policy Years 2-4. We will pay renewal commissions of 2.5% on all premiums received in Policy Year 5.

Trail Compensation (Asset Based Compensation) - VUL Income & VUL Income Plus
We will pay Trail Compensation commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of Trail Compensation will be based on the Policy's net policy value ("NPV") as shown in the following table:



================= =================================== ============================================================================
YEAR              TOTAL % NPV TRAIL COMPENSATION      BREAKDOWN OF NPV TRAIL COMPENSATION
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
6-10              0.25%                               o        0.15%* vested to original selling agent
                                                      o        0.10%* non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
11+               0.15%                               o        0.10%* vested to original selling agent
                                                      o        0.05%* non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
*One fourth of the annual Trail Compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6.


===============================================================================

Servicing agent means the agent appointed by us and accepted by the policyowner as its servicing agent. If the policyowner requests a change in the Servicing Agent or if we decide that a change would be in the best interests of the policyowner, the service fees will be paid to the new Servicing Agent.

Compensation on Increases - VUL Income & VUL Income Plus
Increase is defined as a face amount increase. We will compare the increased face amount of a Policy against the highest face amount of the Policy over the latest three-year period to determine if there is a Policy face amount increase in the current year.

We will pay first year commissions at the rates set forth above on those premiums received in the first 12 months following the date of a face amount increase that are greater than the premiums on which first year commissions were previously paid. The maximum premium on which the target first year commission rate will be paid is the total target premium of the Policy after a face amount increase has occurred.

Cost of living increases are not paid to a producer if the producer's contract terminates. Cost of living increases will be paid to the Servicing Agent.

Compensation Where VUL Income or VUL Income Plus Replaces Other Life Policies Issued by Insurance Company

A. First year commission: We will pay first year commissions ("FYC") on a new VUL Income or VUL Income Plus Policy (the "Replacement Policy") that replaces an existing life policy issued by Insurance Company (the "Replaced Policy") in an amount that is the sum of 1, 2 and 3 below:

1. On the Amount of Replaced Policy Premiums Received:

               We will pay first year commissions on the amount of Replaced Policy Premiums as follows:



  -------------------------------------------------- ---------------------------------------------------------------------------
  Type of Replacement                                Compensation Rate
  -------------------------------------------------- ---------------------------------------------------------------------------
  -------------------------------------------------- ---------------------------------------------------------------------------
  Permanent to Permanent in Policy Years             2.5% on all Replaced Policy Premium amounts
  1-4
  -------------------------------------------------- ---------------------------------------------------------------------------
  -------------------------------------------------- ---------------------------------------------------------------------------
  Permanent to Permanent in Policy Years 5 and 20% of the FYC rates set forth above up to target premium of the later Replacement Policy; 2.5% on premiums in excess of target premium of the
                                                     Replacement Policy
  -------------------------------------------------- ---------------------------------------------------------------------------
  -------------------------------------------------- ---------------------------------------------------------------------------
  Term to Permanent                                  100% of the FYC rates set forth above for premium received up to and in excess of target premium of the Replacement Policy
  -------------------------------------------------- ---------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------------



  Permanent - includes all other life products available for sale that are not Term products.
  Term - includes Term-Other (10 year term or 20 year term), Term-ART (Annually Renewable Term) or any other product classified as Term.

2. On the Amount of Replacement Policy Premiums in excess of the Amount of Replaced Policy Premium

               We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premiums (excluding the cash value transfer) that exceed the amount of Replaced Policy premiums. "Target premium" shall refer to the target premium of the Replacement Policy.

3. On the Amount of cash values conserved and transferred into the Replacement
Policy:

          o 3% of cash values transferred from a non-updated policy

          o 1% of cash values transferred from an updated policy

              In situations where a policy loan is carried over to the Replacement Policy, no commission will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.       Renewal Commissions and Trail Compensation
         We will pay the following renewal commissions and trail compensation:

         1. VUL Income. We will pay renewal commissions at the rates set forth above on all premiums received in Policy Years 2-5. We will pay trail compensation at the rates set forth above in Policy Years 6 and later.

         2. VUL Income Plus. We will pay renewal commissions of 2.5% on the amount of Replaced Policy Premiums received in Policy Year 2-4. We will pay renewal commissions at the rates set forth above on the amount of Replacement Policy Premiums (excluding the cash value transfer) that exceed the amount of Replaced Policy Premiums received in Policy Years 2-4. We will pay renewal commissions at the rates set forth above on all premiums received in Policy Year 5. We will pay trail compensation at the rates set forth above in Policy Years 6 and later. "Target premium" shall refer to the target premium of the Replacement Policy.


C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations, as defined by the Insurance Company, involving replacement of life policies issued by Insurance Company, Insurance Company reserves the right to modify commissions payable on replacements outlined above.

First Year Commission Charge Back
Commission charge back for Policies with face amounts of $500,000 or greater and with a face amount reduction of 35% or more is based on a decreasing scale over a period of five years. The first year commissions are reduced if the following occurs:

     o The illustration shows face amount decrease(s) greater than 35% of the total face value or;

     o The cumulative face amount decreases(s) are greater than 35% of the total face amount and;

     o    The total face amount is greater than or equal to $500,000.

First year commissions will be reduced by taking the difference between the commission paid and the commission that would have been paid had the face amount been issued at the decreased amount, multiplied by the appropriate percentage of commission reduction listed in the table below:



===================== ================= ================== ================== ================== ================== ===============
   Issue/Increase          Year 1            Year 2             Year 3             Year 4             Year 5           Year(s) 6+
      Duration
--------------------- ----------------- ------------------ ------------------ ------------------ ------------------ ---------------
--------------------- ----------------- ------------------ ------------------ ------------------ ------------------ ---------------
 Percentage of FYC    N/A*                     80%                60%                40%                20%             No Charge
     Reduction
===================== ================= ================== ================== ================== ================== ===============
*Face Amount decreases are not allowed in Policy Year 1.

The face amount at issue and each increase in face amount has its own five-year commission chargeback schedule. A face amount decrease, processed the same year as a face amount increase, large enough to cancel out the increase, automatically reverses the first year commission paid on the increase.

Face amount increases or decreases that are a result of partial surrenders or death benefit option charges are not applicable when assessing commission charge backs.
